EXHIBIT 13

POWERS OF ATTORNEY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Blake S. Bostwick, President and Chief Executive Officer, Individual Solutions Division of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2021.

/s/Blake S. Bostwick
Blake S. Bostwick
President and Chief Executive Officer, Individual Solutions Division

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Fredrick J. Gingerich, Director, Vice President, Controller and Assistant Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2021.

/s/Fredrick J. Gingerich
Fredrick J. Gingerich
Director, Vice President, Controller and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Matthew McCorry, a Director and Chief Operating Officer, Individual Solutions of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2021.

/s/Matthew McCorry
Matthew McCorry
Director and Chief Operating Officer, Individual Solutions

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Karyn Polak, a Director, General Counsel, Secretary and Senior Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2021.

/s/Karyn Polak
Karyn Polak
Director, General Counsel, Secretary and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Chief Financial Officer, Executive Vice President and Treasurer of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2021.

/s/C. Michiel van Katwijk
C. Michiel van Katwijk
Chief Financial Officer, Executive Vice President, and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Zachary Harris, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2021.

/s/Zachary Harris
Zachary Harris
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wendy E. Cooper, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2021.

/s/Wendy E. Cooper
Wendy E. Cooper
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anne C. Kronenberg, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of March, 2021.

/s/Anne C. Kronenberg
Anne C. Kronenberg
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, June Yuson, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint Brian Stallworth and Arthur D. Woods, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	SEC 1940 File Number
Transamerica Landmark NY Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity Series	Separate Account VA BNY	811-08750
Partners Variable Annuity Series	Separate Account VA BNY	811-08750
Transamerica Advisory Annuity	Separate Account VA BNY	811-08750
Transamerica B-Share Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity O-Share	Separate Account VA BNY	811-08750
Transamerica Axiom II	Separate Account VA BNY	811-08750
Transamerica Axiom III Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium III	Separate Account VA BNY	811-08750
Transamerica Principium IV Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Inspire Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Variable Annuity I-Share	Separate Account VA BNY	811-08750
Transamerica I-Share II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Principium II Variable Annuity	Separate Account VA BNY	811-08750
Transamerica Axiom NY Variable Annuity	Separate Account VA BNY	811-08750
Vanguard Variable Annuity Plan (Group)	TFLIC Separate Account B	811-06298
Vanguard Variable Annuity Plan (Individual)	TFLIC Separate Account B	811-06298
Secure Path for Life Product	TFLIC Pooled Account No. 44	811-22371
Transamerica Variable Funds	Transamerica Variable Funds	811-08264
Transamerica Asset Allocation Variable Funds	Transamerica Asset Allocation Variable Funds	811-07717
Form S-1, S-3 or N-4 Registration Statements to be filed.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 2021.

/s/June Yuson
June Yuson
Director